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         PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST
                           FOR CONFIDENTIAL TREATMENT

                                                                    EXHIBIT 10.8

          LBE TECHNOLOGIES, INC. & ACTION PERFORMANCE COMPANIES, INC.
                         TERMS - STRATEGIC RELATIONSHIP

TERM:             *** years from of date of signing of this term sheet

MERCHANDISE:      LBE Technologies, Inc. (LBET) will put an "Action Pit Stop"
                  merchandise concept in all NASCAR Silicon Motor Speedway
                  (NSMS) entertainment centers. Design to be consistent with NSMS style and approved by both parties.

                  LBET to Provide:
                  -  Own and operate all merchandise operations.
                  - Purchase *** NASCAR related merchandise from Action Performance Companies, Inc. (Action) except for the merchandise of NSMS official drivers not covered by Action.
                  - First right of refusal on NSMS merchandise. Action will provide a *** turnaround on all quotas. The choice of vendor will be based on price, quality, availability and will be made at the determination of LBET.
                  - "Action Pit Shop" identification and signage in each merchandise location. Design to be consistent with NSMS style and approved by both parties.
                  Action to Provide
                  - *** access to the top Action product lines including merchandise and die-cast.
                  -  *** pricing.
                  - Dedicated account rep to work with LBET to ensure we have newest and best products on a timely basis.
                  -  Input on merchandise area design in all locations.
                  -  Exclusive items for NSMS (e.g. NSMS Dale Earnhardt
                     T-shirt, hat...)
                  -  NSMS store specific die-cast.
                  - "Action Pit Stop" signage for all sites. Design to be consistent with NSMS style and approved by both parties.

CLUB PROMOTION:   Agreement to cross promote the NSMS Drivers Club and the
                  Action Performance RCCA Club.


*** CONFIDENTIAL TREATMENT REQUESTED.
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TRAVELING SHOW:   Action will have first right of refusal on any annual
                  sponsorship of the touring version of NSMS tht includes NASCAR track-sde events. Action to have first right of refusal to operate all mobile units if not operated by LBET.

WARRANT: LBET will provide Action Performance with a Warrant to purchase 50,000 shares of common stock at $3.00 per share. Action will use reasonable best efforts to assist LBET with driver appearances and relationships within the racing community.

TERMS AGREED TO AND SIGNED BY:

/s/
-------------------------------------          Date:  4/20/98
LBE Technologies, Inc.                              _____________________
Authorized Representative

/s/
-------------------------------------          Date:  April 17-98
Action Performance, Inc.                            _____________________
Authorized Representative